TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus and

Statement of Additional Information

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Effective immediately, the following risk is added alphabetically to the “More on the Risks of Investing in Each Portfolio” section of the Prospectus:

Recent Events: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

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Effective immediately, the first paragraph under the heading “When Share Price is Determined” under the “Pricing of Shares” section of the Prospectus will be replaced in its entirety by the following:

The NAV of all portfolios (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each portfolio will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the value of a portfolio’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios). These securities will be valued pursuant to the portfolios’ Pricing and Valuation procedures for such securities.

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Effective immediately, the first sentence of the second paragraph under the heading “When Share Price is Determined” in the “Pricing of Shares” section of the Prospectus will be replaced in its entirety by the following:

Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day.

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Effective immediately, the first sentence of the third paragraph under the heading “When Share Price is Determined” in the “Pricing of Shares” section of the Prospectus will be replaced in its entirety by the following:

Purchase orders for shares of the asset allocation portfolios that are received in good order and accepted, as of the scheduled close of regular trading of the NYSE receives the NAV determined as of the close of the NYSE that day.

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Effective immediately, the first sentence in the second paragraph under the heading “When Share Price is Determined” in the “Net Asset Valuation (“NAV”) Determination” section of the Statements of Additional Information will be replaced in its entirety by the following:

Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day.

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Effective immediately, the first sentence in the third paragraph under the heading “When Share Price is Determined” in the “Net Asset Valuation (“NAV”) Determination” section of the Statements of Additional Information will be replaced in its entirety by the following:

Purchase orders for shares of the asset allocation portfolios that are received in good order and accepted, as of the scheduled close of regular trading on the NYSE receive the NAV determined as of the close of the NYSE that day.

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Effective immediately, the sentence regarding contacting a portfolio for cost basis information in the “Taxes” section of the Statement of Additional Information is restated as follows:

For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a portfolio may call the portfolio at 1-888-233-4339 Monday through Friday during the hours of operation as posted on the portfolios’ web site at www.transamerica.com/contact-us.

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Investors Should Retain this Supplement for Future Reference

April 1, 2020